Filed pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

McElhenny Sheffield Managed Risk ETF (MSMR)
(the “Fund”)

August 30, 2023

Supplement to the
Statement of Additional Information (“SAI”)
dated February 28, 2023

The following replaces the third paragraph in the section entitled “General Information About The Trust” on page 2 of the Fund’s SAI:
The Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the Cboe BZX Exchange, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 25,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Please retain this Supplement with your SAI for future reference.
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